                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-12


                                 ANACOMP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Lloyd I Miller, III
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transactions applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid

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[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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


                                 LLOYD I. MILLER
                                4550 GORDON DRIVE
                              NAPLES, FLORIDA 34102


                                                      (941) 262-8577 (TELEPHONE)
                                                      (941) 262-8025 (FACSIMILE)

                               September 24, 2003

BY FEDERAL EXPRESS
------------------

Anacomp, Inc.
15378 Avenue of Science
San Diego, CA 92128
Attn:  Secretary

                  Re: Notice of Director Nominations and Proposal of Business

Dear Sir or Madam:

                  The undersigned is a record and beneficial owner of shares of common stock of Anacomp, Inc., an Indiana corporation ("ANACOMP"). Pursuant to
Section 2.8 of Anacomp's Amended and Restated Bylaws, the undersigned, as a record holder, is giving notice of nominations for election to the Board of Directors of Anacomp (the "BOARD") at the 2004 Annual Meeting of Stockholders (the "ANNUAL MEETING"). According to Anacomp's 2003 Proxy Statement, stockholder proposals intended to be presented at the Annual Meeting must be received not later than September 25, 2003. The undersigned's proposal is being delivered prior to such deadline and in accordance with Section 2.8 of Anacomp's Amended and Restated Bylaws, which states that for stockholder action to be properly brought before the annual meeting, notice must be received prior to the date on which shareholder proposals to be included in the proxy statement must be received under the requirements of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

                  The undersigned nominates Mr. Lloyd I. Miller, III., Mr. Frank
A. Bellis Jr. and Mr. Raymond L. Steele (the "NOMINEES") for election as directors at the Annual Meeting. The information with respect to each of these nominees that is required to be disclosed under Regulation 14A under the Securities Exchange Act of 1934, as amended, is set forth on Annex A. The undersigned's proposal with respect to these director nominations is set forth on Annex D hereto. The undersigned's proposal is for the stockholders to vote FOR Mr. Lloyd I. Miller, III, FOR Mr. Frank A. Bellis Jr. and FOR Mr. Raymond L. Steele at the Annual Meeting. Such director nominations are being proposed in an attempt to provide Anacomp with directors who are advocates of stockholder value and who are interested in seeking ways to maximize stockholder value.

Anacomp, Inc.
Page 2 of 3

                  The undersigned has an interest in this proposal because the undersigned is currently the beneficial owner of 16.31% of Anacomp's common stock. The undersigned has no knowledge of any other stockholders who support this proposal, other than the beneficial stockholders named in the Schedule 13D filed by the undersigned on February 21, 2002, as amended on September 16, 2003.

                  The undersigned's name and address, as they appear on Anacomp's books are: Lloyd I. Miller, 4550 Gordon Drive, Naples, Florida 34102. The undersigned may be deemed to be the beneficial owner of 657,993 shares of common stock and is the record owner of 44,447 shares of common stock.

                  The undersigned has held, for at least one year, more than $2,000 in market value, or 1%, of Anacomp's securities entitled to be voted on the nominations and proposal at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to nominate the Nominees. Furthermore, the undersigned intends to continue to hold such shares of common stock through the date of the Annual Meeting. Enclosed is a copy of the Schedule 13D filed by the undersigned on February 21, 2002 and as amended on September 16, 2003.

                  If permitted by the rules of the Securities and Exchange Commission then in effect, the undersigned proposes to include the Nominees in Anacomp's proxy statement and form of proxy for the Annual Meeting, together with the Proposal set forth in Annex D.

STOCKHOLDERS SHOULD READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION. ONCE AVAILABLE, COPIES OF THE DEFINITIVE PROXY STATEMENT MAY BE OBTAINED AT NO COST FROM THE UNDERSIGNED'S SOLICITATION AGENT OR FROM THE SECURITIES AND EXCHANGE COMMISSION, AT THEIR WEBSITE, WWW.SEC.GOV.

                                      Sincerely,



                                      /s/ Lloyd I. Miller, III
                                      -------------------------------------
                                      Lloyd I. Miller, III



The nominations for election to the Board of Directors are not intended to be in opposition to the nomination or election of Jeffrey R. Cramer.

                                                                         ANNEX A

                  Lloyd I. Miller, III (age 48) is a registered investment advisor and has been a member of the Chicago Board of Trade since 1978 and a member of the Chicago Stock Exchange since 1996. Mr. Miller graduated from Brown University in 1977 with a Bachelor's Degree. Mr. Miller is currently a director of Stamps.com, American BankNote Corporation, Celeritek, Inc., Dynabazaar, Inc. (formerly FairMarket, Inc.), and Aldila, Inc. Mr. Miller previously served on the board of directors of several other companies, including Anacomp and Denny's Corporation. Mr. Miller's principal occupation is investing assets held by Mr. Miller on his own behalf and on behalf of his family.

                  Raymond L. Steele (age 69) has been a retired businessman for over nine years. Mr. Steele has served as a director of American BankNote Corporation since March 2001, Newcastle Holdings, Inc. since 1991, and DualStar Technologies Corporation since 1998. Mr. Steele has previously served as a director of I.C.H. Corporation, Video Services Corp., Orion Pictures Corporation and Emerson Radio Corp. Prior to his retirement, Mr. Steele held various senior positions such as Executive Vice President of Pacholder Associates, Inc. (from August 1990 until September 1993) and Executive Advisor at the Nickert Group (from 1989 through 1990).

                  Frank A. Bellis Jr. (age 50) is currently the President of Provinceline Associates, LLC, a company dedicated to providing a broad range of advice to emerging organizations in financial transition. Previously, from 1992 to December of 2002, Mr. Bellis was the Chief Executive Officer of Claridge Casino Hotel. Mr. Bellis graduated Brown University in 1975 with a Bachelor's Degree and from Seton Hall University School of Law in 1982. Mr. Bellis currently serves as a director of Synergy Brands, Inc. and Caring, Inc. Mr. Bellis has previously served as a director of Claridge Casino Hotels and Atlantic City Special Improvement District.

                  None of the nominees holds any position or office with Anacomp, and no arrangements or understandings exist between any of the nominees and any other person pursuant to which any of such nominees is to be elected as a director. None of the nominees has any family relationship with any director or executive officer of Anacomp. None of the nominees is or has been involved in any legal proceedings in the past five years relating to bankruptcy, criminal proceedings, violations of the securities laws, violations of the Federal commodities laws, or injunctions from engaging in certain business activities. None of the nominees is or has been convicted in a criminal proceeding during the past ten years. Additionally, none of the nominees nor any associate of any of the nominees is a party adverse to Anacomp in a material proceeding or otherwise has a material interest adverse to Anacomp.

                  None of the nominees nor any company that any of the nominees is associated with has any business relationship with Anacomp. None of the nominees nor any family member of any of the nominees is or has been in the last year indebted to Anacomp for an amount exceeding $60,000. Please note that Mr. Miller previously served as a director of Anacomp, and additional information regarding Mr. Miller has been publicly disclosed in the company's proxy statements and Mr. Miller's filings under the Securities Exchange Act.

                                Annex A - Page 1

                  Mr. Miller was not late filing any reports required by Section 16(a) nor has he failed to file a required form, other than an amendment of the initial Form 3 which corrected an accounting error. Neither Mr. Steele nor Mr. Bellis are a ten percent (10%) owner of Anacomp and thus are not subject to any
Section 16(a) filing requirements.

                  Mr. Miller may be deemed to beneficially own 657,993 shares of common stock of Anacomp. Mr. Miller is the record holder of 44,447 of these shares.

                  Attached as Annex B is a list of all securities of Anacomp purchased or sold by Mr. Miller within the past two years, the dates on which they were purchased or sold and the amount purchased or sold. Attached as Annex C is information regarding Mr. Miller's security ownership in Anacomp.

                  Trust A-4, Trust C, MILGRAT I(A), Milfam I, L.P. and Milfam II, L.P. may be deemed to be associates of Mr. Miller under Regulation 14A. Set forth on Annexes B and C are (i) a list of all shares of common stock owned beneficially, directly and indirectly, by each associate and (ii) the address of each associate.





                                Annex A - Page 2

                                                                     EXHIBIT A-1
                               CONSENT OF DIRECTOR

                  I hereby consent to (i) the use of my name and any references to me as a person nominated to become a director of Anacomp, Inc., an Indiana corporation, in the proxy statement of Anacomp and any proxy statement that may be filed by Mr. Lloyd I. Miller, III, and any amendments or supplements thereto, and (ii) serving as director of Anacomp.

Dated: September 24, 2003


                                   /s/ Lloyd I. Miller, III
                                   --------------------------------
                                   Lloyd I. Miller, III





                              Exhibit A-1 - Page 1

                                                                     EXHIBIT A-2

                               CONSENT OF DIRECTOR

                  I hereby consent to (i) the use of my name and any references to me as a person nominated to become a director of Anacomp, Inc., an Indiana corporation, in the proxy statement of Anacomp and any proxy statement that may be filed by Mr. Lloyd I. Miller, III, and any amendments or supplements thereto, and (ii) serving as director of Anacomp.

Dated: September 24, 2003


                                           /s/ Raymond L. Steele
                                           -------------------------------
                                           Raymond L. Steele





                              Exhibit A-2 - Page 1

                                                                     EXHIBIT A-3


                               CONSENT OF DIRECTOR

                  I hereby consent to (i) the use of my name and any references to me as a person nominated to become a director of Anacomp, Inc., an Indiana corporation, in the proxy statement of Anacomp and any proxy statement that may be filed by Mr. Lloyd I. Miller, III, and any amendments or supplements thereto, and (ii) serving as director of Anacomp.

Dated: September 24, 2003


                                           /s/ Frank A. Bellis, Jr.
                                           --------------------------------
                                           Frank A. Bellis, Jr.




                              Exhibit A-3 - Page 1

                                                                         ANNEX B


                                  ANACOMP, INC.
   ----------------------------------------------------------------------------
                  SEE LEGEND BELOW FOR EXPLANATION OF ENTITIES

   ----------------------------------------------------------------------------
          ENTITY                         DATE                       BUY/(SELL)
   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------
   A4                                  7/6/2000                        123,097
   ----------------------------------------------------------------------------
   M-1                                 7/6/2000                        126,347
   ----------------------------------------------------------------------------
   M-2                                 7/6/2000                        100,932
   ----------------------------------------------------------------------------
   Lloyd                               7/6/2000                         44,447
   ----------------------------------------------------------------------------
   Milgrat I(A)                        11/5/2001                        73,047
   ----------------------------------------------------------------------------
   Milgrat I(A)                        11/4/2002                     (20,417)*
   ----------------------------------------------------------------------------
   C                                   11/4/2002                       20,417*
   ----------------------------------------------------------------------------
   A4                                  5/23/2003                           123
   ----------------------------------------------------------------------------
   M-2                                 9/4/2003                         50,000
   ----------------------------------------------------------------------------
   A-4                                 9/4/2003                         50,000
   ----------------------------------------------------------------------------
   M-2                                 9/9/2003                         45,000
   ----------------------------------------------------------------------------
   A-4                                 9/9/2003                         45,000
   ----------------------------------------------------------------------------

* - On November 4, 2002 Milgrat I(A) transferred 20,417 shares of common stock to Trust C as an annuity payment.


                                Annex B - Page 1

--------------------------------------------------------------------------------------------------------------------------
                                                       LEGEND
--------------------------------------------------------------------------------------------------------------------------
Trust A-4 ("A4")                                            Lloyd I. Miller, III ("Miller") is the advisor to
                                                            Trust A-4 and Trust C (the "Trusts"). Trust A-4 was
Alan Goldman,                                               VP created pursuant to a Declaratory Judgment, signed by
PNC Bank, N.A.                                              the Honorable Wayne F. Wilke for the Court of Common
500 PNC Center                                              Pleas, Probate Division, Hamilton County, Ohio, on
201 East Fifth Street                                       October 17, 1992, pursuant to which Trust A was split
Cincinnati, OH 45202                                        into four separate trusts. The Trusts were created
                                                            pursuant to an Amended and Restated Trust Agreement (the
                                                            "Trust Agreement"), dated September 20,1983.
Trust C ("C")                                               Miller was named as advisor to PNC Bank, Ohio, N.A.
                                                            (formerly The Central Trust Company, N.A., Cincinnati
Alan Goldman, VP                                            Ohio), the trustee named in the Trust Agreement. Such
PNC Bank, N.A.                                              appointment became effective on April 22, 1990, the
500 PNC Center                                              date of death of Lloyd I. Miller, the grantor of the
201 East Fifth Street                                       Trusts. All of the shares purchased by Miller as
Cincinnati, OH 45202                                        advisor to the Trusts were purchased by funds
                                                            generated and held by the Trusts.
--------------------------------------------------------------------------------------------------------------------------
Milgrat I(A) ("MILGRAT I (A)")                              Pursuant to an Irrevocable Trust Agreement, dated
Steve Hendrickson                                           November 5, 2001, all of the shares purchased in Trust
Northern Trust Company                                      C were transferred into a grantor retained annuity 50
South Lasalle Street                                        trust ("MILGRAT I(A)"). On November 4, 2002, 20,417
Chicago, IL 60675                                           of the shares were transferred back to Trust C from
                                                            Milgrat I(A) as an annuity distribution pursuant to the
                                                            Irrevocable Trust Agreement. Miller is named as the trustee to MILGRAT I(A).
--------------------------------------------------------------------------------------------------------------------------


                                Annex B - Page 2

------------------------------------------------------------------------------------------------------------------
Milfam I, L.P. ("M-1")                                      Miller is the manager of Milfam LLC, an Ohio limited
                                                            liability company established pursuant to the
Alan Goldman, VP                                            Operating Agreement of Milfam LLC, dated as of
PNC Bank, N.A.                                              December 10, 1996. Milfam LLC is the managing general
500 PNC Center                                              partner of (i) Milfam I, L.P., a Georgia limited
201 East Fifth Street                                       partnership established pursuant to the Partnership
Cincinnati, OH 45202                                        Agreement for Milfam I, L.P., dated December 11, 1996,
                                                            and (ii) Milfam II, L.P. a Georgia limited partnership
Milfam II, L.P. ("M-2")                                     established, pursuant to the Partnership Agreement for
                                                            Milfam II, L.P., dated December 11, 1996. All of the
Steve Hendrickson                                           shares Miller may be deemed to beneficially own as the
Northern Trust Company                                      manager of the managing general partner of Milfam II,
50 South Lasalle Street                                     L.P. were purchased with money contributed to Milfam
Chicago, IL  60675                                          II, L.P. by its partners, or money generated and held
                                                            by Milfam II, L.P.
------------------------------------------------------------------------------------------------------------------
Lloyd I. Miller, III ("Lloyd")                              Lloyd I. Miller is a registered investment advisor.
4550 Gordon Drive
Naples, FL  34102
------------------------------------------------------------------------------------------------------------------

Except as shown in the table above, the address for each person or entity is as follows:

         Gradison McDonald
         580 Walnut Street
         Cincinnati, OH  45202


                                Annex B - Page 3

                                                                         ANNEX C

                              SECURITY OWNERSHIP OF

                            CERTAIN BENEFICIAL OWNERS

------------------------------- ----------------------------- --------------------------- ----------------------------
                                                                    (3) Amount and
         (1) Title of               (2) Name and address         nature of beneficial
            class                   of beneficial owner               ownership              (4) Percent of class
------------------------------- ----------------------------- --------------------------- ----------------------------

         Common Stock               Lloyd I. Miller, III               657,993(1)                   16.31%
                                     4550 Gordon Drive
                                   Naples, Florida 34102
------------------------------- ----------------------------- --------------------------- ----------------------------



-----------------------------

       (1) As of September 22, 2003, 218,220 of such shares are beneficially owned by Trust A-4; 20,417 of such shares are beneficially owned by Trust C; 52,630 of such shares are beneficially owned by MILGRAT I(A); 126,347 of such shares are beneficially owned by Milfam I, L.P.; 195,932 of such shares are beneficially owned by Milfam II, L.P.; and 44,447 of such shares are owned of record by Miller directly. This information shall not be deemed an admission that Lloyd I. Miller, III is the beneficial owner of any equity securities mentioned above, other than the shares he holds of record.


                                Annex C - Page 1

                                                                         ANNEX D

                                    PROPOSAL

                             NOMINATION OF DIRECTORS

                  Stockholders of Anacomp will be asked at the Annual Meeting to consider and vote upon the election of seven directors whose terms will expire at the next annual meeting. I, Lloyd I. Miller, III, am soliciting your proxy in support of the election of myself (the "NOMINEE"), Mr. Frank A. Bellis, Jr. and Mr. Raymond L. Steele (together, the "NOMINEES"). My solicitation of proxies is in opposition to three of the persons nominated for election by Anacomp's management. I believe that if the Nominees are elected, the Nominees will be able to encourage Anacomp to take steps to increase stockholder value and to monitor closely management's progress with respect to enhancing stockholder value. If elected, the Nominees will lead efforts to improve stockholders' rate of return and determine whether stockholder value can be maximized through the adoption of a share repurchase plan or other strategic transaction.


                            REASONS FOR THE PROPOSAL

                  I have nominated the Nominees for election to Anacomp's board of directors because I believe that steps taken by Anacomp to date to enhance stockholder value have been insufficiently decisive, and that the management nominees for director do not have a practical strategy to return value to the stockholders of Anacomp, such as through a stock repurchase plan or other strategic transaction. I believe that the Nominees, if elected to serve on Anacomp's board of directors, would lead more decisive efforts to enhance stockholder value. By electing the Nominees, stockholders can provide Anacomp with directors who are interested in seeking ways to maximize stockholder value, while at the same time improving Anacomp's performance.

                  If elected, the Nominees would oppose transactions that result in Anacomp retaining all of its cash and instead would advocate the use of such cash to fund a stock repurchase plan. If elected, the Nominees would ask the board to consider these as well as other similar transactions that to increase the return on investment for Anacomp stockholders. In addition, the Nominees are in favor of efficient management of Anacomp's cash and other assets and would seek to reduce corporate overhead.

                  If elected, the Nominees would be committed to act in the best interests of Anacomp's stockholders and, subject to each Nominee's duties as a director of Anacomp, to pursue diligently and promptly the actions described above. If elected, the Nominees would advocate changes to be made at Anacomp and would seek to obtain the agreement of the other members of the Board of Directors to approve these changes. I believe that the election of the Nominees is critical to making Anacomp more accountable to its stockholders.

                                Annex D - Page 1